Exhibit (2)(j)(3)(i)

AMENDED SCHEDULE A

with respect to the

AMENDED AND RESTATED

ISS PROXY VOTING FEE ALLOCATION AGREEMENT

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND	ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING BALANCED PORTFOLIO, INC.	ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
ING Balanced Portfolio
ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND
ING CORPORATE LEADERS TRUST FUND
ING Corporate Leaders Trust Fund — Series A	ING INTERMEDIATE BOND PORTFOLIO
ING Corporate Leaders Trust Fund — Series B
ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND
ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND
ING INVESTORS TRUST
ING EQUITY TRUST	ING American Funds Asset Allocation Portfolio(2)
ING Growth Opportunities Fund	ING American Funds Global Growth and Income Portfolio(2)
ING Large Cap Value Fund	ING American Funds International Growth and Income Portfolio(2)
ING MidCap Opportunities Fund	ING American Funds International Portfolio(2)
ING Mid Cap Value Fund	ING American Funds World Allocation Portfolio(2)
ING Real Estate Fund	ING BlackRock Health Sciences Opportunities Portfolio(1)
ING SmallCap Opportunities Fund	ING BlackRock Inflation Protected Bond Portfolio
ING BlackRock Large Cap Growth Portfolio(1)
ING FUNDS TRUST	ING Bond Portfolio(2)
ING Floating Rate Fund	ING Clarion Global Real Estate Portfolio
ING GNMA Income Fund	ING Clarion Real Estate Portfolio
ING High Yield Bond Fund	ING DFA World Equity Portfolio(2)
ING Intermediate Bond Fund
ING Short Term Bond Fund
ING Strategic Income Fund(2)

(1)         Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a unified fee arrangement.  Accordingly, the portion of ISS Fees allocated to the Fund under the Agreement shall be borne directly by Directed Services LLC as provided in the Management Agreement.

(2)         As a (1) money market fund (“Money Market Fund”), (2) Fund of Funds, (3) Feeder Fund, or (4) Sub-Adviser-Voted Series, as defined in the Funds’ proxy voting procedures, this Fund utilizes only a portion of the services provided to the Funds by ISS.

ING INVESTORS TRUST (continued)	ING MUTUAL FUNDS
ING FMRSM Diversified Mid Cap Portfolio(1)	ING Diversified Emerging Markets Debt Fund(2)
ING Franklin Income Portfolio	ING Diversified International Fund(2)
ING Franklin Mutual Shares Portfolio(1), (2)	ING Emerging Markets Equity Dividend Fund
ING Franklin Templeton Founding Strategy Portfolio(2)	ING Emerging Markets Equity Fund
ING Global Perspectives Portfolio(2)	ING Global Bond Fund
ING Global Resources Portfolio(1)	ING Global Equity Dividend Fund
ING Invesco Growth and Income Portfolio(1)	ING Global Natural Resources Fund
ING JPMorgan Emerging Markets Equity Portfolio(1)	ING Global Opportunities Fund
ING JPMorgan Small Cap Core Equity Portfolio(1)	ING Global Perspectives Fund(2)
ING Large Cap Growth Portfolio	ING Global Real Estate Fund
ING Large Cap Value Portfolio	ING International Core Fund
ING Limited Maturity Bond Portfolio(1)	ING International Real Estate Fund
ING Liquid Assets Portfolio(1), (2)	ING International Small Cap Fund
ING Marsico Growth Portfolio(1)	ING International Value Equity Fund
ING MFS Total Return Portfolio(1)	ING Multi-Manager International Equity Fund
ING MFS Utilities Portfolio	ING Russia Fund
ING Morgan Stanley Global Franchise Portfolio(1)
ING Multi-Manager Large Cap Core Portfolio(1)	ING PARTNERS, INC.
ING PIMCO High Yield Portfolio(1)	ING American Century Small-Mid Cap Value Portfolio
ING PIMCO Total Return Bond Portfolio(1)	ING Baron Growth Portfolio
ING Retirement Conservative Portfolio(2)	ING Columbia Contrarian Core Portfolio
ING Retirement Growth Portfolio(2)	ING Columbia Small Cap Value II Portfolio
ING Retirement Moderate Growth Portfolio(2)	ING Fidelity® VIP Contrafund® Portfolio(2)
ING Retirement Moderate Portfolio(2)	ING Fidelity® VIP Equity-Income Portfolio(2)
ING T. Rowe Price Capital Appreciation Portfolio(1)	ING Fidelity® VIP Mid Cap Portfolio(2)
ING T. Rowe Price Equity Income Portfolio(1)	ING Global Bond Portfolio
ING T. Rowe Price International Stock Portfolio	ING Index Solution 2015 Portfolio(2)
ING Templeton Global Growth Portfolio(1)	ING Index Solution 2020 Portfolio(2)
ING U.S. Stock Index Portfolio(1)	ING Index Solution 2025 Portfolio(2)
ING Index Solution 2030 Portfolio(2)
ING MONEY MARKET PORTFOLIO(2)	ING Index Solution 2035 Portfolio(2)
ING Index Solution 2040 Portfolio(2)
ING Index Solution 2045 Portfolio(2)
ING Index Solution 2050 Portfolio(2)
ING Index Solution 2055 Portfolio(2)
ING Index Solution Income Portfolio(2)
ING Invesco Comstock Portfolio

(1)         Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a unified fee arrangement.  Accordingly, the portion of ISS Fees allocated to the Fund under the Agreement shall be borne directly by Directed Services LLC as provided in the Management Agreement.

(2)         As a (1) money market fund (“Money Market Fund”), (2) Fund of Funds, (3) Feeder Fund, or (4) Sub-Adviser-Voted Series, as defined in the Funds’ proxy voting procedures, this Fund utilizes only a portion of the services provided to the Funds by ISS.

ING PARTNERS, INC. (continued)	ING SEPARATE PORTFOLIOS TRUST (continuted)
ING Invesco Equity and Income Portfolio	ING Investment Grade Credit Fund
ING JPMorgan Mid Cap Value Portfolio	ING Retirement Solution 2020 Fund
ING Oppenheimer Global Portfolio	ING Retirement Solution 2025 Fund
ING PIMCO Total Return Portfolio	ING Retirement Solution 2030 Fund
ING Pioneer High Yield Portfolio	ING Retirement Solution 2035 Fund
ING Solution 2015 Portfolio(2)	ING Retirement Solution 2040 Fund
ING Solution 2020 Portfolio(2)	ING Retirement Solution 2045 Fund
ING Solution 2025 Portfolio(2)	ING Retirement Solution 2050 Fund
ING Solution 2030 Portfolio(2)	ING Retirement Solution 2055 Fund
ING Solution 2035 Portfolio(2)	ING Retirement Solution Income Fund
ING Solution 2040 Portfolio(2)
ING Solution 2045 Portfolio(2)	ING SERIES FUND, INC.
ING Solution 2050 Portfolio(2)	ING Capital Allocation Fund(2)
ING Solution 2055 Portfolio(2)	ING Core Equity Research Fund
ING Solution Aggressive Portfolio(2)	ING Corporate Leaders 100 Fund
ING Solution Balanced Portfolio(2)	ING Global Target Payment Fund(2)
ING Solution Conservative Portfolio(2)	ING Large Cap Growth Fund
ING Solution Income Portfolio(2)	ING Money Market Fund(2)
ING Solution Moderately Aggressive Portfolio(2)	ING Small Company Fund
ING Solution Moderately Conservative Portfolio(2)	ING SMID Cap Equity Fund
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
ING T. Rowe Price Growth Equity Portfolio	ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
ING Templeton Foreign Equity Portfolio	ING Strategic Allocation Conservative Portfolio(2)
ING Strategic Allocation Growth Portfolio(2)
ING PRIME RATE TRUST	ING Strategic Allocation Moderate Portfolio(2)

ING RISK MANAGED NATURAL RESOURCES FUND	ING VARIABLE FUNDS
ING Growth and Income Portfolio
ING SENIOR INCOME FUND
ING VARIABLE INSURANCE TRUST
ING SEPARATE PORTFOLIOS TRUST	ING GET U.S. Core Portfolio — Series 13
ING Emerging Markets Corporate Debt Fund	ING GET U.S. Core Portfolio — Series 14
ING Emerging Markets Hard Currency Debt Fund
ING Emerging Markets Local Currency Debt Fund	ING VARIABLE PORTFOLIOS, INC.
ING Australia Index Portfolio
ING Emerging Markets Index Portfolio
ING Euro STOXX 50® Index Portfolio

(1)         Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a unified fee arrangement.  Accordingly, the portion of ISS Fees allocated to the Fund under the Agreement shall be borne directly by Directed Services LLC as provided in the Management Agreement.

(2)         As a (1) money market fund (“Money Market Fund”), (2) Fund of Funds, (3) Feeder Fund, or (4) Sub-Adviser-Voted Series, as defined in the Funds’ proxy voting procedures, this Fund utilizes only a portion of the services provided to the Funds by ISS.

ING VARIABLE PORTFOLIOS, INC. (continued)	ING VARIABLE PORTFOLIOS, INC. (continued)
ING FTSE 100 Index® Portfolio	ING RussellTM Large Cap Value Index Portfolio
ING Global Value Advantage Portfolio	ING RussellTM Mid Cap Growth Index Portfolio
ING Hang Seng Index Portfolio	ING RussellTM Mid Cap Index Portfolio
ING Index Plus LargeCap Portfolio	ING RussellTM Small Cap Index Portfolio
ING Index Plus MidCap Portfolio	ING Small Company Portfolio
ING Index Plus SmallCap Portfolio	ING U.S. Bond Index Portfolio
ING International Index Portfolio
ING Japan TOPIX Index® Portfolio	ING VARIABLE PRODUCTS TRUST
ING RussellTM Large Cap Growth Index Portfolio	ING International Value Portfolio
ING RussellTM Large Cap Index Portfolio	ING MidCap Opportunities Portfolio
ING SmallCap Opportunities Portfolio

(1)         Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a unified fee arrangement.  Accordingly, the portion of ISS Fees allocated to the Fund under the Agreement shall be borne directly by Directed Services LLC as provided in the Management Agreement.

(2)         As a (1) money market fund (“Money Market Fund”), (2) Fund of Funds, (3) Feeder Fund, or (4) Sub-Adviser-Voted Series, as defined in the Funds’ proxy voting procedures, this Fund utilizes only a portion of the services provided to the Funds by ISS.